SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                      Delaware                                                      13-3447441
-------------------------------------------------------      -------------------------------------------------------
      (State of Incorporation or Organization)                         (I.R.S. Employer Identification No.)

                 745 Seventh Avenue
              New York, New York 10019                                                10019
------------------------------------------------------       -------------------------------------------------------
      (Address of Principal Executive Offices)                                      (Zip Code)

If this form relates to the registration of a class of        If this form relates to the registration of a class of
securities pursuant to Section 12(b) of the Exchange          securities pursuant to Section 12(g) of the Exchange
Act and is effective pursuant to General Instruction          Act and is effective pursuant to General Instruction
A.(c), please check the following box.|X|                     A.(d), please check the following box.|_|

Securities Act registration statement file number to which this form relates:   333-100485

Securities to be registered pursuant to Section 12(b) of the Act:

                   Title of Each Class                                  Name of Each Exchange on Which
                   to be so Registered                                   Each Class is to be Registered
                   -------------------                               ----------------------------------
$12,000,000 Repackaged GE Global Insurance Floating Rate                New York Stock Exchange, Inc.
                  Trust Certificates,
                     Series 2002-1





Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
    ----------------------------------------------------------------------
                               (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

     The description of the Repackaged GE Global Insurance Floating Rate Trust Certificates, Series 2002-1, is contained in the Prospectus, dated November 8, 2002, included in the Registrant's Registration Statement on Form S-3 (No. 333-100485) under the caption "Description of the Certificates," which is incorporated herein by reference, and in the Prospectus Supplement, dated November 12, 2002, filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, under the caption "Description of the Certificates," which Prospectus Supplement, together with the Prospectus, shall be deemed to be incorporated herein by reference.

Item 2.  Exhibits.

     The securities described herein are to be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 on an exchange on which other securities of the Registrant are currently registered. In accordance with Part II to the instructions regarding exhibits on Form 8-A, the following exhibits shall be filed with each copy of the Registration Statement filed with such exchange.

              1. Certificate of Incorporation of Lehman ABS Corporation is set forth as Exhibit 3.1 to the Registration Statement on Form S-3 and is incorporated herein by reference.

              2. Form of By-laws, as amended, of Lehman ABS Corporation are set forth as Exhibit 3.2 to the Registration Statement on Form S-3 and is incorporated herein by reference.

              3. Form of Trust Agreement is set forth as Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

              4. Form of Prospectus is attached to the Registration Statement on Form S-3 and is incorporated herein by reference.

              5. Form of Preliminary Prospectus Supplement is attached to Registration Statement on Form S-3 and is incorporated herein by reference.

              6. Prospectus Supplement dated November 12, 2002, filed with the Securities and Exchange Commission on November 15, 2002, pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, and is incorporated herein by reference.

              7. Series Supplement, dated as of November 15, 2002.

                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.



                                          LEHMAN ABS CORPORATION
Date:  November 15, 2002


                                          By:  /s/ Rene Canezin
                                               --------------------------------
                                               Name:   Rene Canezin
                                               Title:  Senior Vice President




                                      3